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SECURITY AGREEMENT, dated July 1, 1999, made by the persons whose names appear on the signature pages hereof as Grantors and Additional Grantors (as defined in Section 21(c)), the "GRANTORS", and each, individually, a "GRANTOR"), to BANQUE NATIONALE DE PARIS, ("BNP"), as agent (together with any successor agent appointed pursuant to Article VII of the Credit Agreement, (as defined below) the "AGENT") for the Secured Parties (as defined in the Credit Agreement).

              PRELIMINARY STATEMENTS:

              (1) International Rectifier Corporation (the "BORROWER"), is party to a Credit Agreement dated as of July 1, 1999 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"; the capitalized terms defined therein and not otherwise defined herein being used herein as therein defined) with certain Lender Parties party thereto, Sanwa Bank California, as Syndication Agent and Banque Nationale de Paris, as Sole Arranger, Issuing Bank and Administrative Agent.

              (2) Each Grantor is the owner of the shares of stock or other ownership interests set forth opposite such Grantor's name and as otherwise described in Part A of Schedule I hereto and issued by the corporations or other entities indicated therein (collectively, the "INITIAL PLEDGED SHARES"), the indebtedness (whether or not evidenced by instruments) set forth opposite such Grantor's name and as otherwise described in Part B of Schedule I hereto and issued by the obligors indicated therein (collectively, the "INITIAL PLEDGED INDEBTEDNESS"), the security entitlements (the "PLEDGED SECURITY ENTITLEMENTS") described in Part C of Schedule I hereto and with respect to the financial assets described, the securities intermediary named, and the securities account referred to, therein and the commodity contracts (the "PLEDGED COMMODITY CONTRACTS") described in Part D of Schedule I hereto and with respect to the commodity intermediary named, and the commodity account referred to, therein.

              (3) It is a condition precedent to the making of Advances by the Lenders and the issuance of Letters of Credit by the Issuing Bank under the Credit Agreement, that each of the Grantors shall have granted the assignment and security interest and made the pledge and assignment contemplated by this Agreement.

              (4) Unless otherwise defined in this Agreement or in the Credit Agreement, terms defined in Article 8 or 9 of the Uniform Commercial Code in effect in the State of New York ("N.Y. UNIFORM COMMERCIAL CODE") are used in this Agreement as such terms are defined in such Article 8 or 9.

              NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make Advances and the Issuing Bank to issue Letters of Credit under the Credit Agreement, each of the Grantors hereby agrees with the Agent for its benefit and the ratable benefit of the other Secured Parties as follows:

              SECTION 1. GRANT OF SECURITY. Each of the Grantors hereby assigns and pledges to the Agent for its benefit and the ratable benefit of the other Secured Parties, and hereby grants to the Agent for its benefit and the ratable benefit of the other Secured Parties, a

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lien on and security interest in the following, in each case, as to each type of property described below, whether now owned or hereafter acquired by such Grantor, wherever located and whether now or hereafter existing
(collectively, the "COLLATERAL"):

              (a) all of such Grantor's right, title and interest, in and to all equipment in all of its forms (including, but not limited to all steppers, dry etchers, wet etchers, difusion banks, implanters, metal deposition tools, testers, probers, ovens, measurement tools, grinders and cleaning equipment and all computer equipment and accessories), all fixtures and all parts thereof and all accessions and additions thereto, parts and appurtenances thereof, substitutions therefor and replacements thereof (any and all such equipment, fixtures, parts, accessions, additions, appurtenances, substitutions and replacements being the "EQUIPMENT");

              (b) all of such Grantor's right, title and interest, in and to all inventory in all of its forms including, but not limited to, (i) MOSFETs, IGBTs, Schottky diodes, fast- recovery diodes, high-voltage integrated circuits, rectifiers, diodes, thyristors and modules for power conversion processes, (ii) all raw materials and work in process therefor, finished goods thereof and materials used or consumed in the manufacture, production, preparation or shipping thereof, (iii) goods in which such Grantor has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which such Grantor has an interest or right as consignee) and (iv) goods that are returned to or repossessed or stopped in transit by such Grantor), and all accessions thereto and products thereof and documents therefor (any and all such inventory, accessions, products and documents being the "INVENTORY");

              (c) all of such Grantor's right, title and interest in and to all accounts, contract rights, chattel paper, instruments, deposit accounts and general intangibles and all other obligations of any kind, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and whether or not earned by performance (including, without limitation, any rights with respect to workers' compensation or other deposits made by such Grantor and any rights to receive tax refunds or other refunds, reimbursements and payments from any federal, state or local government or any political subdivision, agency or instrumentality thereof and rights to receive payments under a subordinated promissory note from Silicon Power Corporation), and all rights in and to all security agreements, leases and other contracts securing or otherwise relating to any such accounts, contract rights, chattel paper, instruments, deposit accounts, general intangibles or obligations (any and all such accounts, contract rights, chattel paper, instruments, deposit accounts, general intangibles and obligations, to the extent not referred to in clause (d), (e), (f), (g),
       (h), (i), (j) or (k) of this Section 1, being the "RECEIVABLES", and any and all such leases, security agreements and other contracts to the extent not referred to in clause (e) of this Section 1, being the "RELATED CONTRACTS");

              (d) all of such Grantor's right, title and interest in and to all of the following (collectively, the "SECURITY COLLATERAL"):

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                      (i)   the Initial Pledged Shares, together with the
              certificates representing such Initial Pledged Shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Initial Pledged Shares;

                     (ii) the Initial Pledged Indebtedness, together with the instruments evidencing such Initial Pledged Indebtedness, all security therefor and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Initial Pledged Indebtedness;

                     (iii) the Pledged Security Entitlements and all dividends, interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Security Entitlements;

                     (iv) all security entitlements from time to time carried in any securities account, and all dividends, interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such security entitlements;

                     (v) all commodity contracts from time to time carried in any commodities account, and all value, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such commodity contracts;

                     (vi) all additional shares of stock of any issuer of any Initial Pledged Shares or of any other Person, from time to time acquired by such Grantor in any manner, together with the certificates representing such additional shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares (together with the Initial Pledged Shares, the "PLEDGED SHARES");

                     (vii) all additional indebtedness from time to time owed to such Grantor by any obligor of the Initial Pledged Indebtedness or any other Person (whether or not evidenced by instruments) and the instruments, if any, evidencing such indebtedness, all security therefor and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such indebtedness (together with the Initial Pledged Indebtedness, the "PLEDGED INDEBTEDNESS"); and

                     (viii) all investment property, as defined in the N.Y.
              Uniform Commercial Code (including, without limitation, all (A) securities, whether certificated or uncertificated, (B) security entitlements, as defined in Section 8-102(a)(17) of the N.Y. Uniform Commercial Code or, in the case of any U.S. Treasury book-entry securities, as defined in 31 C.F.R. Section 357.2, or, in the

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              case of any U.S. federal agency book-entry securities, as
              defined in the corresponding U.S. federal regulations governing such book-entry securities, (C) securities accounts, (D) commodity contracts and (E) commodity accounts) in which such Grantor has or acquires from time to time any right, title or interest in any manner, and the certificates or instruments, if any, representing or evidencing such investment property, and all dividends, interest, distributions, value, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such investment property;

              (e) all of such Grantor's right, title and interest in and to each of the agreements set forth on Schedule II hereto and each Hedge Agreement, Intercompany Note, Non-U.S. Security Agreement and Non-U.S. Guaranty to which such Grantor is now or may hereafter become a party, or in which such Grantor may have rights, including the right to receive money or other distributions in respect thereof, in each case as such agreements may be amended, supplemented or otherwise modified from time to time (collectively, the "ASSIGNED AGREEMENTS"), including, without limitation, (i) all rights of such Grantor to receive moneys due and to become due under or pursuant to the Assigned Agreements, (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements or any instruments, opinions or documents delivered pursuant thereto, (iii) all rights of such Grantor in and to all mortgages, security agreements, leases or other contracts securing or otherwise relating to the Assigned Agreements, (iv) all claims of such Grantor for damages arising out of or for breach of or default under the Assigned Agreements and (v) all rights of such Grantor to terminate any Assigned Agreement, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder (all such Collateral being the "AGREEMENT COLLATERAL");

              (f) all of such Grantor's right, title and interest in and to all of the following (collectively, the "ACCOUNT COLLATERAL"):

                     (i) all Blocked Accounts (as hereinafter defined), all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing the Blocked Accounts;

                     (ii) all other deposit accounts of such Grantor, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing such deposit accounts;

                     (iii) all Collateral Investments (as hereinafter defined) from time to time and all certificates and instruments, if any, from time to time representing or evidencing the Collateral Investments;

                     (iv) all notes, certificates of deposit, deposit accounts, checks and other instruments from time to time hereafter delivered to or otherwise possessed or required to be delivered to or otherwise possessed, by the Agent for or on behalf

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              of such Grantor, including, without limitation, those delivered to or possessed in substitution for or in addition to any or all of the then existing Account Collateral; and

                     (v) all interest, dividends, distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral.

              (g) all of such Grantor's right, title and interest in and to all general intangibles (other than general intangibles for money due or to become due, which are covered by clause (c) of this Section 1, and other than any of the Intellectual Property Collateral (as hereinafter defined), which is covered by clauses (h), (i), (j) and (k) of this
       Section 1), including, but not limited to, (i) all partnership, corporate and other interests in and to any Person (other than any Security Collateral), (ii) all governmental permits, licenses (and any subsequent renewals thereof), franchises, registrations, authorizations and approvals, in each case to the extent that the grant of a security interest therein is not prohibited by the applicable governmental authority, (iii) all certificates, records, circulation lists, subscriber lists, advertiser lists, supplier lists, customer lists, customer and supplier contracts, sales orders, purchasing records and other rights, privileges and goodwill obtained or used in connection with the Collateral and (iv) all sales literature, promotional literature, processes, practices, techniques, procedures, trade secrets, know-how and other information and data (including, without limitation, all designs, drawings, compilations of data, specifications, assembly procedures, software and firmware);

              (h) all of such Grantor's right, title and interest in and to all copyrights, whether statutory or common law, and whether or not the underlying works of authorship have been published, all copyright registrations and copyright applications and all works of authorship and other intellectual property rights therein, all copyrights of works based on, incorporated in, derived from or relating to works covered by such copyrights, and all rights to make and exploit all derivative works based on or adopted from works covered by such copyrights (including without limitation each registration and application set forth opposite the name of such Grantor on Part A of Schedule IV) and any extensions or renewals thereof, including, but not limited to, (i) the right to print, publish and distribute any of the foregoing, (ii) the right to sue or otherwise recover for any and all past, present and future infringements, misappropriations and other violations thereof, (iii) all income, royalties, damages, settlements and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages, settlements and payments for past or future infringements thereof) and (iv) all rights corresponding thereto throughout the world and all other rights of such Grantor of any kind whatsoever accruing thereunder or pertaining thereto (all such copyrights, works of authorship, copyrights of works, rights to make or exploit, copyright registrations, copyright applications, extensions and renewals being the "COPYRIGHTS");

              (i) all of such Grantor's right, title and interest in and to all trademarks, service marks, trade names, corporate names, company names, business names, fictitious

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       names, trade dress, service marks, trade styles, logos and other designs or sources of business identifiers or other indicia of trade origin, all trademark and service mark registrations and applications for trademark or service mark registrations (including, without limitation, each registration and application set forth opposite the name of such Grantor on Part B of Schedule IV hereto) and any and all extensions and renewals of or with respect to any of the foregoing, including, but not limited to, (i) the right to sue or otherwise recover for any and all past, present and future infringements, misappropriations and other violations thereof, (ii) all income, royalties, damages, settlements and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages, settlements and payments for past or future infringements thereof) and (iii) all rights of such Grantor corresponding thereto throughout the world and all other rights of such Grantor of any kind whatsoever accruing thereunder or pertaining thereto, together in each case with the goodwill of the business connected with the use of, and symbolized by, any or all of the foregoing throughout the world (all such trademarks, service marks, trade names, corporate names, company names, business names, fictitious names, trade dress, service marks, trade styles, logos, designs, sources of business identifiers, indicia of trade origin, registrations, applications, extensions and renewals (but excluding any United States Intent to Use trademark application prior to the filing and acceptance of a Statement of Use or an Amendment to Allege Use in connection therewith to the extent that a valid security interest may not be taken in such an Intent to Use trademark application under applicable law), being the "TRADEMARKS");

              (j) all of such Grantor's right, title and interest in and to all patents, patent applications and patentable inventions (including, without limitation, each patent and patent application set forth opposite the name of such Grantor on Part C of Schedule IV hereto), including, but not limited to, (i) all inventions and improvements described and claimed therein, (ii) the right to sue or otherwise recover for any misappropriations thereof, (iii) all income, royalties, damages, settlements and other payments now and hereafter due and/or payable with respect thereto (including, without limitation, payments under all licenses entered into in connection therewith, and damages, settlements and payments for past and future infringements thereof) and (iv) all rights corresponding thereto throughout the world and all reissues, divisions, continuations, continuations-in-part, provisional applications, substitutes, renewals and extensions thereof, all improvements thereon and all other rights of such Grantor of any kind whatsoever accruing thereunder or pertaining thereto (all such patents, patent applications, patentable inventions, reissues, divisions, continuations, continuations-in-part, provisional applications, substitutes, renewals, extensions, improvements and other rights being the "PATENTS");

              (k) all of such Grantor's right, title and interest in and to all license agreements with any other Person in connection with any of the Copyrights, Trademarks or Patents, or such other Person's copyrights or works of authorship, trade names, trademarks or patents, whether such Grantor is a licensor or a licensee under any such license agreement, and any right to prepare for sale, sell and advertise for sale all

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       Inventory now or hereafter owned by such Grantor and now or hereafter covered by such licenses (all such license agreements and rights being the "LICENSES" and, together with the Copyrights, Trademarks and Patents, the "INTELLECTUAL PROPERTY COLLATERAL"); and

              (l) all proceeds of any and all of the foregoing Collateral (including, without limitation, proceeds that constitute property of the types described in clauses (a) through (k) of this Section 1) and, to the extent not otherwise included, all (i) payments under insurance (whether or not the Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral and (ii) cash.

              SECTION 2. SECURITY FOR OBLIGATIONS. This Agreement secures, in the case of each Grantor, the payment of all Obligations of such Grantor now or hereafter existing under or in respect of the Loan Documents, whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, expenses or otherwise (all such Obligations secured hereby being the "SECURED OBLIGATIONS"). Without limiting the generality of the foregoing, this Agreement secures as to each Grantor the payment of all amounts that constitute part of the Secured Obligations and that would be owed by such Grantor to the Agent, or any of the other Secured Parties under the Loan Documents but for the fact that such Secured Obligations are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such Grantor or any other Grantor.

              SECTION 3. GRANTOR REMAINS LIABLE. Anything contained herein to the contrary notwithstanding, (a) each of the Grantors shall remain liable under the contracts and agreements included in the Collateral to which it is a party to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Agent of any of its rights hereunder shall not release any of the Grantors from any of their respective duties or obligations under the contracts and agreements included in the Collateral to which it is a party, and (c) neither of the Agent, nor any of the other Secured Parties shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement or any other Loan Document, nor shall any of the Secured Parties be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

              SECTION 4. DELIVERY AND CONTROL OF SECURITY COLLATERAL, ACCOUNT COLLATERAL AND AGREEMENT COLLATERAL. (a) Except as provided in section 4(c) below, all certificated securities and all instruments representing or evidencing any Grantor's interest in any Security Collateral, Account Collateral or Agreement Collateral (and, to the extent requested by the Agent, any other Collateral) shall be delivered to and held by or on behalf of the Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Agent. Upon the occurrence and during the continuation of an Event of Default, Agent shall have the right and without notice to any of the Grantors, to transfer to or register in the name of the Agent or any of its nominees any or all of the Security Collateral and the Account Collateral, subject only to the revocable rights specified in Section 15(a). In addition, the Agent shall have

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the right at any time to exchange certificates or instruments representing or evidencing Security Collateral or Account Collateral for certificates or instruments of smaller or larger denominations.

              (b) With respect to any Security Collateral which is an uncertificated security (as defined in the NYUCC) registered to the Grantor or held by the Grantor other than as a security entitlement, the Grantor shall cause the issuer thereof to either (i) register the Agent as owner of such security or (ii) to agree in writing with such Grantor and the Agent that such issuer will comply with instructions originated by the Agent with respect to such security without further consent of such Grantor, such agreement to be in form and substance satisfactory to the Agent.

              (c) With respect to any Security Collateral that constitutes a security entitlement, the applicable Grantor shall cause the securities intermediary with respect to such security entitlement either (i) to identify in its records the Agent as the entitlement holder (as defined in the NYUCC) with respect to such security entitlement or (ii) to agree in writing with such Grantor and the Agent that such securities intermediary will comply with entitlement orders as defined in the NYUCC originated by the Agent without further consent of such Grantor, such agreement to be in form and substance satisfactory to the Agent.

              (d) With respect to any Security Collateral that constitutes a commodity contract, the applicable Grantor shall cause the commodity intermediary with respect to such commodity contract to agree in writing with such Grantor and the Agent that such commodity intermediary will apply any value distributed on account of such commodity contract as directed by the Agent without further consent of such Grantor, such agreement to be in form and substance satisfactory to the Agent.

              (e) With respect to any Security Collateral that constitutes a securities account or a commodity account, the applicable Grantor will, in the case of a securities account, comply with subsection (c) of this Section 4 with respect to all security entitlements carried in such securities account and, in the case of a commodity account, comply with subsection (d) of this Section 4 with respect to all commodity contracts carried in such commodity account.

              SECTION 5. MAINTAINING THE BLOCKED ACCOUNTS. So long as any Advance or any other Obligation of any Loan Party under or in respect of any Loan Document shall remain unpaid, any Letter of Credit shall be outstanding, any Secured Hedge Agreement shall be in effect or any Lender Party shall have any Commitment under the Credit Agreement:

              (a) Except as permitted by the Credit Agreement, each Grantor shall maintain deposit accounts ("BLOCKED ACCOUNTS") only with banks ("BLOCKED ACCOUNT BANKS") that have either (i) in case of deposit accounts located in states other than California, entered into letter agreements in substantially the form of Exhibit A-1 (or such other form as the Agent shall agree) with such Grantor and the Agent ("BLOCKED ACCOUNT LETTERS"), or (ii) in the case of deposit accounts located in California, received a notice in substantially the form of Exhibit A-2.

              (b) Each Grantor shall immediately instruct each Person obligated at any time to make any payment to such Grantor for any reason (an "OBLIGOR") to make such payment to a Blocked Account and shall cause such payment received by such Grantor to be deposited in a Blocked Account. If an Event of Default shall have occurred and be continuing, each Grantor shall, at the request of the Agent, pay to the Agent for deposit in the Blocked Account designated by the Agent, at the end of each Business Day, all proceeds of Collateral. So long as an Event of Default shall not have occurred and be continuing or if the Agent shall not have made the request referred to in the immediately preceding sentence, such Grantor may operate the Blocked Account in accordance with its past business practice.

              (c) Upon any termination of any Blocked Account Letter or other agreement with respect to the maintenance of a Blocked Account by such Grantor or any Blocked Account Bank, such Grantor shall immediately notify all Obligors that were making payments to such Blocked Account to make all future payments received by such Grantor and shall cause all future payments to be deposited in another Blocked Account. Such Grantor agrees to terminate any or all Blocked Accounts and Blocked Account Letters upon request by the Agent upon non-compliance, or the Agent's reasonable expectation of non-compliance, by such Blocked Account Bank.

              SECTION 6. RELEASE OF AMOUNTS. So long as no Default shall have occurred and be continuing, the Agent will pay and release to the Borrower or at its order and at the request of the Borrower, the amount, if any, by which the credit balance of the Blocked Accounts exceeds all amounts then due and payable, or required to be held in the Blocked Accounts, under the Loan Documents.

              SECTION 7. REPRESENTATIONS AND WARRANTIES. Each of the Grantors represents and warrants as follows:

              (a) All of the Equipment and Inventory of such Grantor are located at the places specified on Schedule III hereto or at such places as are permitted by Section 9. The principal place of business and the chief executive office of such Grantor and the office where such Grantor keeps its records concerning the Receivables, and the original copies of each Assigned Agreement and all originals of all Related Contracts and all chattel paper, if any, that evidences Receivables (other than those delivered to the Agent) are located at the address listed below the name of such Grantor on the signature pages hereof or at such places as are permitted by Section 12(a) or, in the case of any Additional Collateral Grantor, at the address listed below the name of such Additional Collateral Grantor on its Security Agreement Supplement (as defined in
       Section 21(c)). Such Grantor has delivered to the Agent original copies of all Assigned Agreements, all originals of all chattel paper that evidence Receivables, and all original certificates or instruments representing or evidencing any such Collateral. None of the Receivables or Agreement Collateral is evidenced by a promissory note or other instrument that has not been delivered to the Agent.

              (b) Except as expressly permitted by the Credit Agreement, and the other Loan Documents and subject to limitations in the title acquired by the Grantor, such Grantor is the legal and beneficial owner of the Collateral of such Grantor free and clear of any Lien, except for the Liens and security interests created under this Agreement and Permitted Liens. No effective financing statement or other instrument similar in effect covering all or any part of such Collateral or listing such Grantor or any of its Subsidiaries or any trade name of such Grantor or any of its Subsidiaries as debtor is on file in any recording office, except such as may have been filed in favor of the Agent relating to the Loan Documents or may have been filed in connection with liens permitted by the Credit Agreement. Each Grantor has the trade names set forth below its name on Schedule IV hereto.

              (c) Such Grantor has exclusive possession and control of the Equipment and Inventory (other than equipment and inventory that is in possession or control of any carrier, repairmen or warehousemen or other Person in the ordinary course of business) of such Grantor.

              (d) The Pledged Shares owned by such Grantor have been duly authorized and validly issued and are fully paid and non-assessable. The Pledged Indebtedness held by such Grantor has been duly authorized, authenticated or issued and delivered, is the legal, valid and binding obligation of the issuers thereof and as of the date hereof is not in default.

              (e) The Initial Pledged Shares owned by such Grantor constitute the percentage of the issued and outstanding shares of stock of the issuers thereof indicated on Schedule I hereto as of the date hereof.
       The Initial Pledged Indebtedness constitutes all of the outstanding indebtedness owed to such Grantor by the issuers thereof as of the date hereof.

              (f) The jurisdiction (for purposes of Section 8-110(c) of the N.Y. Uniform Commercial Code) of the securities intermediary that maintains the securities account carrying the Pledged Security Entitlements is California. The jurisdiction (for purposes of Section 9-103(6)(e) of the N.Y. Uniform Commercial Code) of the commodity intermediary that maintains the commodity account carrying the Pledged Commodity Contracts is California.

              (g) The Assigned Agreements listed on Schedule II hereto to which such Grantor is a party, true and complete copies of which have been furnished to each Secured Party, (i) have been duly authorized, executed and delivered by the Grantor and each other Person party thereto, (ii) as of the date hereof, have not been amended, supplemented or otherwise modified, and are in full force and effect, and (iii) are binding upon and enforceable against such Grantor and each other Person party thereto in accordance with their terms. There exists no default under any Assigned Agreement to which such Grantor is a party by such Grantor or, to the knowledge of such Grantor, any other Person party thereto. Each party to the Assigned Agreements, to which such Grantor is a party (other than the Grantors), has executed and delivered to such Grantor a consent and agreement, in substantially the form of Exhibit B hereto
       (or otherwise in form and substance satisfactory to the Agent), consenting to the assignment of each of the Assigned Agreements to which such Grantor is now or may hereafter become a party and of the rights and interest of such Grantor thereunder to the Agent pursuant to this Agreement from each of the other Persons party to each such Assigned Agreement from which such consent and agreement is necessary or in the judgment of the Agent advisable, duly executed by such Person.

              (h) Except as permitted by the Credit Agreement, such Grantor has no deposit accounts other than the Blocked Accounts listed on
       Schedule V hereto (or such other Blocked Accounts opened after the date hereof with Blocked Account Banks that have entered in a Blocked Account Letter with such Grantor). Each of the Grantors has instructed all existing Obligors to make all payments to a Blocked Account.

              (i) Except as otherwise permitted by the Credit Agreement or the other Loan Documents, this Agreement, the pledge of the Security Collateral pursuant hereto and the pledge and assignment of the certificates representing the Account Collateral pursuant hereto create a valid and perfected first priority security interest in the Collateral of such Grantor that can be perfected by the filings and deliveries required hereby securing the payment of the Secured Obligations of such Grantor, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken. Such Grantor is the legal and beneficial owner of the Collateral of such Grantor, free and clear of any Lien, except for the liens and security interests created or permitted under this Agreement and the other Loan Documents and subject to any limitation in title acquired by such Grantor.

              (j) Set forth in Part A of Schedule IV hereto is a complete and accurate list, as of the date of this Agreement (or, in the case of any of the Additional Grantors, as of the date of the Security Agreement Supplement pursuant to which such Additional Grantor became a party to this Agreement) and as of the date of any amendment or supplement to
       Schedule IV hereto of all copyright registrations and copyright applications owned by such Grantor, showing, as of such date, the registration number and date of registration therefor or the application number and date of application therefor, respectively. Set forth in Part B of Schedule IV hereto is a complete and accurate list as of the date of this Agreement (or, in the case of any of the Additional Grantors, as of the date of the Security Agreement Supplement pursuant to which such Additional Grantor became a party to this Agreement) and as of the date of any amendment or supplement to Schedule IV hereto of all trademark and service mark registrations and all trademark and service mark applications owned by such Grantor, showing, as of such date, the jurisdiction of registration or application thereof, the registration number and date of registration thereof or the application number and date of application therefor, respectively. Set forth in Part C of
       Schedule IV hereto is a complete and accurate list as of the date of this Agreement (or, in the case of any of the Additional Grantors, as of the date of the Security Agreement Supplement pursuant to which such Additional Grantor became a party to this Agreement) and as of the date of any amendment or supplement to Schedule IV hereto of all patents and all patent applications owned by such Grantor, showing, as of such date, the patent number thereof and date of the patent or the application number and date of application therefor, respectively, and the date of expiration thereof.

              (k) As of the date hereof, all of the copyright registrations, trademark or service mark registrations and patents of such Grantor set forth on Schedule IV hereto are subsisting and have not been adjudged invalid, unregistrable or unenforceable, in whole or in part, and to such Grantor's knowledge, are valid, registrable and enforceable. As of the date hereof, all of the copyright applications, trademark or service mark applications, and patent applications of such Grantor set forth to the knowledge of such Grantor, on Schedule IV hereto are pending and have not been abandoned. As of the date hereof, all of the Licenses of such Grantor are subsisting and have not been adjudged invalid or unenforceable, in whole or in part, and are valid and enforceable. As of the date hereof, such Grantor is not aware of any use of any of the items of Intellectual Property Collateral which would be expected to result in such item becoming subject to a material claim of infringement by a third party or becoming invalid or unenforceable in any respect, including unauthorized uses by third parties. Except as listed on Schedule VI, as of the date hereof, such Grantor has not granted any license, release, covenant not to sue, or nonassertion assurance to or in favor of any Person with respect to any of the Intellectual Property Collateral.

              (l) No consent of any other Person and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other Person except for the consents, authorizations, approvals, actions, notices and filings listed on Schedule 4.01(d) to the Credit Agreement, all of which have been duly obtained, taken, given or made and are in full force and effect is required (i) for the grant by such Grantor of the assignment and security interest granted hereby, for the pledge by such Grantor of the Security Collateral pursuant hereto or for the execution, delivery or performance of this Agreement by such Grantor, (ii) for the perfection or maintenance of the pledge, assignment and security interest created hereunder (including the first priority nature of such pledge, assignment and security interest), except for the filing of financing and continuation statements under the Uniform Commercial Code and the filing of the Collateral Assignment of Security Interest in Trademarks - Short Form, in substantially the form of Exhibit D-1 hereto and the Collateral Assignment of Security Interest in Patents - Short Form, in substantially the form of Exhibit D-2 hereto, in each case, in the United States Patent and Trademark Office, which financing statements, Collateral Assignment of Security Interest in Trademarks - Short Form and Collateral Assignment of Security Interest in Patents - Short Form have been duly filed or will have been duly filed within the time period specified therefor in Section 5.01(j) of the Credit Agreement, or (iii) for the exercise by the Agent of its voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with the disposition of any portion of the Security Collateral by laws affecting the offering and sale of securities generally.

              (m) The Inventory, if any, that has been produced by such Grantor or any of its Subsidiaries has been produced by such Grantor or such Subsidiaries in compliance with all requirements of the Fair Labor Standards Act.

              (n) Such Grantor has independently and without reliance upon any Secured Party and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement, and such Grantor has established adequate means of obtaining from any other Loan Parties on a continuing basis information pertaining to, and is now and on a continuing basis will be completely familiar with, the financial condition, operations, properties and prospects of such other Loan Parties.

              SECTION 8. FURTHER ASSURANCES. (a) Each of the Grantors agrees that from time to time, at the expense of such Grantor, such Grantor shall promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Agent may request, in order to perfect and protect any pledge, assignment or security interest granted or purported to be granted hereby (including, without limitation, the first priority nature thereof) or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each of the Grantors shall: (i) at the reasonable request of the Agent, mark conspicuously each document included in the Inventory of such Grantor and each chattel paper, Related Contract and Assigned Agreement of such Grantor included in the Collateral and each of its records pertaining to the Collateral, with a legend, in form and substance satisfactory to the Agent, indicating that such document, chattel paper, Related Contract, Assigned Agreement or other Collateral is subject to the security interest granted hereby; (ii) if any Collateral shall be evidenced by a promissory note or other instrument or chattel paper, deliver and pledge to the Agent for its benefit and the ratable benefit of the other Secured Parties such note or instrument or chattel paper duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Agent; (iii) deliver and pledge to the Agent for its benefit and the ratable benefit of the other Secured Parties certificates representing the Pledged Shares accompanied by undated stock powers executed in blank and evidence that all other action that the Agent may deem necessary or desirable in order to perfect and protect the liens and security interests created under this Agreement has been taken; and (iv) execute and file such financing or continuation statements, or amendments thereto, and such other instrumens or notices, as may be necessary or desirable, or as the Agent may request, in order to perfect and preserve the pledge, assignment and security interests granted or purported to be granted hereunder.

              (b) Each of the Grantors hereby authorizes the Agent to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of such Grantor where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

              (c) Each of the Grantors shall furnish to the Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent may reasonably request, all in reasonable detail.

              (d) The Borrower agrees to cause each of its Subsidiaries to maintain borrowings under its Intercompany Note to the extent required by applicable law to maintain the enforceability of the Intercompany Note and Guaranty of such Subsidiary.

              SECTION 9. AS TO EQUIPMENT AND INVENTORY. (a) Each of the Grantors shall keep its Equipment and Inventory (other than Inventory sold in the ordinary course of business) and its principal place of business or chief executive office at the locations specified therefor in Section 7(a) or, upon 15 days' prior written notice to the Agent, at such other locations in jurisdictions where all action required by Section 8 shall have been taken with respect to such Equipment and Inventory and its principal place of business or chief executive office; PROVIDED, HOWEVER, notwithstanding anything contained in this agreement to the contrary, the Grantors may allow office equipment with an aggregate value not to exceed $1,000,000 to be kept at the residences of its employees or agents.

              (b) Each of the Grantors shall cause the Equipment to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted with such Grantor's past practices, and shall forthwith, or in the case of any loss or damage to the Equipment as soon as practicable after the occurrence thereof, make or cause to be made all repairs, replacements and other improvements in connection therewith that are necessary or desirable to such end and in accordance with such Grantor's past practices. Each of the Grantors shall promptly furnish to the Agent a statement respecting any material loss or damage to the Equipment of such Grantor.

              (c) Each of the Grantors shall pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including, without limitation, claims for labor, materials and supplies) against, the Equipment and Inventory. In producing the Inventory, such Grantor shall comply with all requirements of the Fair Labor Standards Act.

              (d) Upon the Agent's request at any time after the occurrence and during the continuance of an Event of Default or, in any event, upon such request as may be made once annually, each Grantor shall furnish to the Agent and each of the Secured Parties a report detailing material changes in the amount and condition of the Equipment, including purchases, depreciation, sales and losses.

              (e) Not more than once each year or after the occurrence and during the continuance of any Event of Default promptly upon the request of the Agent, each Grantor shall deliver to the Agent such warehouse receipts, bills of lading and other documents of title with respect to Inventory and Equipment as are requested, together with copies of all invoices with respect to the Inventory and Equipment.

              SECTION 10. AS TO THE INTELLECTUAL PROPERTY COLLATERAL. (a) Each of the Grantors hereby agrees that:

              (i) Grantor shall promptly at the end of each fiscal quarter in which it files any copyright application with the United States Copyright Office or any other applicable filing or recording office therefor or acquiring any copyright application or registration, deliver to the Agent (A) written notice thereof, and upon the reasonable request of the Agent, a copy of the application for copyright registration in respect thereof, all Copyright documentation related thereto, all correspondence to and from the United States Copyright Office relating thereto and, if applicable, the certificate of registration for any such acquired copyright, (B) a Collateral Assignment of Security Interest in Copyrights - Short Form, in substantially the form of Exhibit D-3 hereto for recordation in the United States Copyright Office, duly executed by such Grantor, together with such other instruments or documents as may be necessary or as the Agent may deem desirable in order to perfect and protect the pledge, assignment and security interest granted or purported to be granted hereunder in such Intellectual Property Collateral and (C) such revisions and updates to Part A of Schedule IV as are necessary to reflect such additional copyrights, copyright registrations or copyright applications;

              (ii) Grantor shall promptly at the end of each fiscal quarter in which it files any trademark or service mark or patent application with the United States Patent and Trademark Office or any other applicable filing or recording office therefor or acquiring any trademark or service mark registration or patent or any trademark or service mark or patent application, such Grantor shall deliver to the Agent (A) written notice thereof, and the certificate of registration or patent for any such acquired trademark or service mark or patent, and in the case of trademarks or service marks, and upon the reasonable request of the Agent, a copy of the application for trademark or service mark registration and all correspondence to and from the United States Patent and Trademark Office relating thereto (B) a Collateral Assignment of Security Interest in Patents - Short Form, in substantially the form of Exhibit D-2 hereto, or a Collateral Assignment of Security Interest in Trademarks - Short Form, in substantially in the form of Exhibit D-1 hereto, as applicable, for recordation in the United States Patent and Trademark Office, duly executed by such Grantor, together with such other instruments or documents as may be necessary or as the Agent may deem desirable in order to perfect and protect the pledge, assignment and security interest granted or purported to be granted hereunder in such Intellectual Property Collateral (provided, however, no security interest in any United States Intent to Use trademark application shall be assigned prior to the filing and acceptance of a Statement of Use or an Amendment to Allege Use), (C) such revisions and updates to Part B of
       Schedule IV as are necessary to reflect such additional trademarks or service marks, trademark or service mark applications or trademark or service mark registrations, (D) filing and acceptance of a Statement of Use or an Amendment to Allege Use in a United States Intent to Use trademark application and (E) such revisions and updates to Part C of
       Schedule IV as are necessary to reflect such additional patents, patent applications, and patent registrations.

              (b) Each of the Grantors hereby agrees to take, at its sole expense, all actions that are reasonably necessary or in the commercially reasonable opinion of the Agent advisable (including, without limitation, actions in respect of the United States Patent and Trademark Office or the United States Copyright Office or in any court or by or before any other governmental authority) to (i) maintain each of its copyright registrations, trademark or service mark registrations and patents (including, without limitation, maintaining the quality of any and all products or services used or provided in connection with any of such Intellectual Property

Collateral, consistent with the quality of the products and services of the Borrower and its Subsidiaries as of the date of this Agreement, as may be necessary to preserve its rights in such Trademarks, and requiring that all licensed users of any of such Intellectual Property Collateral use such consistent standards of quality, as may be necessary to preserve its right in such Trademarks), (ii) pursue each of its copyright applications, trademark or service mark applications and patent applications now or hereafter included in its Intellectual Property Collateral, including, without limitation, the filing of claims, amendments and responses to office actions issued by the United States Patent and Trademark Office, the filing of affidavits under Section 8 and Section 15 of the United States Trademark Act, the filing of renewal applications under Section 9 of the United States Trademark Act, the filing of divisional, continuation, continuation-in-part and substitute applications, the filing of applications for reissue, renewal or extensions, the payment of maintenance fees and the participation in interference, reexamination, opposition, cancellation, infringement and misappropriation proceedings and (iii) advise the Agent of the initiation by any Person of an interference, reexamination, opposition, cancellation, infringement or misappropriation proceeding in connection with any of its Intellectual Property Collateral. Nothing in this Agreement shall limit or restrict the right or ability of any of the Grantors to decide or elect not to maintain any of its copyright registrations, trademark or service mark applications and patents, or not to pursue any of its copyright applications, trademark or service mark applications and patent application now or hereafter included in its Intellectual Property Collateral, when it is reasonably determined by such Grantor that such maintenance or further pursuit is not commercially reasonable.

              (c) Each of the Grantors hereby agrees to continue (i) to use proper statutory notice from time to time in connection with its use of each of its Copyrights and Trademarks and to make commercially reasonable efforts to use proper statutory notice in connection with each of its patents and (ii) consistent with past practice, to enforce its rights with respect to Intellectual Property Collateral against infringers where it is commercially reasonable to do so.

              (d) Each of the Grantors hereby agrees to notify the Agent on a quarterly basis (i) if any item of its Intellectual Property Collateral has been determined to have become abandoned or dedicated to the public or (ii) of any final non appealable determination or upon obtaining knowledge of the institution of any proceeding (including, without limitation, the institution of any proceeding in the United States Patent and Trademark Office or any court) regarding any item of the Intellectual Property Collateral.

              SECTION 11. INSURANCE. (a) Each of the Grantors shall, at its own expense, maintain insurance with respect to the Equipment and Inventory in such amounts, against such risks, in such form and with such insurers, as shall be satisfactory to the Agent from time to time. Each policy for liability insurance shall provide for all losses to be paid on behalf of the Agent and such Grantor as their interests may appear, and each policy for property damage insurance shall provide for all losses except for losses of less than $500,000 per occurrence), to be paid directly to the Agent. Each such policy shall in addition (i) name the Agent as an additional insured thereunder (without any representation or warranty by or obligation upon the Agent) as its interests may appear, (ii) contain the agreement by the insurer that any loss thereunder shall be payable to the Agent notwithstanding any action, inaction or breach of representation or warranty by such Grantor, (iii) provide that there shall be no recourse against the Agent for payment of premiums or other amounts with respect thereto and (iv) provide that at least ten days' prior written notice of cancellation or of lapse shall be given to the Agent by the insurer. Each of the Grantors shall, if so requested by the Agent, deliver to the Agent original or duplicate policies of such insurance and, as often at the Agent may request, a report of a reputable insurance broker with respect to such insurance. Further, each of the Grantors shall, at the request of the Agent, duly exercise and deliver certificates of insurance to comply with the requirements of Section 8 and cause the insurers to acknowledge notice of such assignment.

              (b) Reimbursement under any liability insurance maintained by any of the Grantors pursuant to this Section 11 may be paid directly to the Person who shall have incurred liability covered by such insurance. In case of any loss involving damage to any Equipment or Inventory of any of the Grantors when Section 11(c) is not applicable, such Grantor shall make or cause to be made the necessary repairs to or replacements of such Equipment or Inventory, and any proceeds of insurance properly received by or released to such Grantor shall be used by such Grantor, except as otherwise required hereunder or by the Credit Agreement, to pay or as reimbursement for the costs of such repairs or replacements.

              (c) Upon the occurrence and during the continuance of any Event of Default, or the actual or constructive total loss (in excess of $500,000 per occurrence) of any Equipment or Inventory, all insurance payments in respect of such Equipment or Inventory shall be paid to and applied by the Agent as specified in Section 19(b).

              SECTION 12. AS TO RECEIVABLES AND RELATED CONTRACTS. (a) Each of the Grantors shall keep its principal place of business and chief executive office, and the office where it keeps its records concerning the Collateral of such Grantor and the original copies of the Assigned Agreements, Related Contracts and all chattel paper that evidences or constitutes Receivables (other than that delivered to the Agent), at the location therefor specified in Section 7(a) or, upon 30 days' prior written notice to the Agent, at such other locations in jurisdictions where all actions required by Section 8 shall have been taken with respect to the Collateral of such Grantor. Each of the Grantors shall hold and preserve such records, Assigned Agreements, Related Contracts and chattel paper and shall permit representatives of the Agent at any time during normal business hours to inspect and make abstracts from such records and other documents. If the jurisdiction of the securities intermediary that maintains the security account carrying the Pledged Security Entitlements or the jurisdiction of the commodity intermediary that maintains the commodity account carrying the Pledged Commodity Contracts shall change from that jurisdiction specified in Section 7(f), the applicable Grantor shall promptly notify the Agent of such change and of such new jurisdiction.

              (b) Except as otherwise provided in this Section 12(b), each of the Grantors shall continue to collect, at its own expense, all amounts due or to become due such Grantor under the Receivables and Related Contracts. In connection with such collections, such Grantor may take (and, at the Agent's direction, shall take) such action as such Grantor or the Agent may deem necessary or advisable to enforce collection of the Receivables and Related Documents; PROVIDED, HOWEVER, that the Agent shall have the right upon the occurrence and during the continuation of an Event of Default, upon written notice to such Grantor of its intention to do so, to notify the Obligors under any Receivables or Related Contracts of the assignment of such

Receivables or Related Contracts to the Agent and to direct such Obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Agent and, upon such notification and at the expense of such Grantor, to enforce collection of any such Receivables or Related Contracts, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. After receipt by such Grantor of the notice from the Agent referred to in the preceding sentence, (i) all amounts and proceeds (including instruments) received by such Grantor in respect of the Receivables or Related Contracts shall be received in trust for the benefit of the Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Agent in the same form as so received (with any necessary indorsement or assignment) to be held as cash collateral and applied as provided by
Section 19(b), and (ii) such Grantor shall not adjust, settle or compromise the amount or payment of any Receivable or Related Contracts, release wholly or partly any Obligor thereon, or allow any credit or discount thereon. Anything contained herein to the contrary notwithstanding, such Grantor shall not permit or agree to subordination of its rights to payment under any of the Receivables or Related Contracts to any other indebtedness or obligations of the Obligor thereof.

              SECTION 13. VOTING RIGHTS; DIVIDENDS; ETC. (a) So long as no Event of Default shall have occurred and be continuing:

              (i) Each of the Grantors shall be entitled to exercise any and all voting and other consensual rights pertaining to the Security Collateral of such Grantor or any part thereof for any purpose not inconsistent with the terms of this Agreement or the other Loan Documents; PROVIDED, HOWEVER, that no Grantor shall exercise or refrain from exercising any such right if, in the Agent's reasonable judgment, such action would have a material adverse effect on the value of the Security Collateral or any part thereof.

              (ii) Each of the Grantors shall be entitled to receive and retain, and to utilize free and clear of the lien of this Agreement, any and all dividends, interest and other distributions paid in respect of the Security Collateral of such Grantor if and to the extent that the payment thereof is not otherwise prohibited by the terms of the Loan Documents; PROVIDED, HOWEVER, that any and all

                                   (A)    dividends, interest and other
              distributions paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Security Collateral other than Security Collateral consisting of cash and Cash Equivalents to the extent reinvested in Security Collateral or Account Collateral,

                                   (B) dividends and other distributions paid or payable in cash in respect of any Security Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus,

                                   (C)    cash paid, payable or otherwise
              distributed in respect of principal of, or in redemption of, or in exchange for, any Security

              Collateral other than Security Collateral consisting of cash and Cash Equivalents to the extent reinvested in Security Collateral or Account Collateral, and

                                   (D)    cash dividends paid or payable in
              violation of the terms of the Credit Agreement

       shall be, and shall be forthwith delivered to the Agent to hold as, Security Collateral and, if received by any of the Grantors, shall be received in trust for the benefit of the Agent, shall be segregated from other property or funds of such Grantor and be forthwith delivered to the Agent as Security Collateral in the same form as so received (with any necessary indorsement or assignment).

              (iii) The Agent shall promptly execute and deliver (or cause to be executed and delivered) to each of the Grantors all such proxies and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments that it is authorized to receive and retain pursuant to paragraph (ii) above.

              (b) Upon the occurrence and during the continuance of an Event of Default:

              (i) All rights of each of the Grantors to (A) exercise or refrain from exercising the voting and other consensual rights that such Grantor would otherwise be entitled to exercise pursuant to subparagraph
       (i) of Section 13(a) shall, upon notice to such Grantor by the Agent, cease and (B) receive the dividends, interest and other distributions that such Grantor would otherwise be authorized to receive and retain pursuant to subparagraph (ii) of Section 13(a) shall automatically cease, and all such rights shall thereupon become vested in the Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Security Collateral such dividends, interest and other distributions.

               (ii) All dividends, interest and other distributions that are received by any of the Grantors contrary to the provisions of clause (i) of this Section 13(b) shall be received in trust for the benefit of the Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Agent as Security Collateral in the same form as so received (with any necessary indorsement).

              SECTION 14. AS TO THE ASSIGNED AGREEMENTS. (a) Each of the Grantors shall, at its expense:

              (i) perform and observe all terms and provisions of each Assigned Agreement to be performed or observed by it, maintain the Assigned Agreements to which it is a party in full force and effect, enforce each of the Assigned Agreements in accordance with the terms thereof, and take all such action to such end as may be from time to time requested by the Agent; and

              (ii) furnish to the Agent, promptly upon receipt thereof, copies of all notices, requests and other documents received by such Grantor under or pursuant to any Assigned Agreements to which it is a party and, from time to time, (A) furnish to the Agent such information and reports regarding the Collateral as the Agent may request and (B) upon the request of the Agent, make to each other party to any Assigned Agreements to which it is a party such demands and requests for information and reports or for action as such Grantor is entitled to make thereunder.

              (b) Each of the Grantors agrees that it shall not, except to the extent otherwise permitted under the Credit Agreement:

              (i) cancel or terminate any such Assigned Agreements to which it is a party or consent to or accept any cancellation or termination thereof,

              (ii) amend or otherwise modify any such Assigned Agreement or give any consent, waiver or approval thereunder, or

              (iii) waive any default under or breach of any Assigned Agreement, or

              (iv) consent to or permit or accept any prepayment of amounts to become due under or in connection with any such Assigned Agreement, except as expressly provided therein, or

              (v) take any other action in connection with any such Assigned Agreement in each case that would impair the value of the interests or rights of such Grantor thereunder or that would impair the interests or rights of the Agent or any of the other Secured Parties.

              (c) Each of the Grantors hereby consents on its behalf and on behalf of its Subsidiaries to the assignment and pledge to the Agent for its benefit and the ratable benefit of the other Secured Parties of each Assigned Agreement to which it is a party by any other Grantor hereunder.

              SECTION 15. TRANSFERS AND OTHER LIENS; ADDITIONAL SHARES. (a) Each of the Grantors agrees that it shall not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral of such Grantor (other than sales, assignments, options and other dispositions permitted under the terms of the Credit Agreement) or
(ii) create or suffer to exist any Lien upon or with respect to any of the Collateral of such Grantor, except for the Liens created under this Agreement or permitted under the terms of the Credit Agreement.

              (b) Each of the Grantors agrees that it shall (i) cause each issuer of the Pledged Shares owned by such Grantor not to issue any stock or other securities in addition to or in substitution for the Pledged Shares issued by such issuer (except directors' qualifying shares), except to a Grantor, and
(ii) pledge to hereunder, immediately upon acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of each issuer of any Pledged Shares.

              SECTION 16. AGENT APPOINTED ATTORNEY-IN-FACT. Each of the Grantors hereby irrevocably appoints the Agent such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time after the occurrence and during the continuance of an Event of Default in the Agent's discretion, to take any action and to execute any instrument that the Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

              (a) to obtain and adjust insurance required to be paid to the Agent pursuant to Section 11;

               (b) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

              (c) to receive, indorse and collect any drafts or other instruments, chattel paper and documents in connection with Section 16(a) or 16(b) above, and

              (d) to file any claims, to take any action or to institute any proceedings that the Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce compliance with the terms and conditions of any Assigned Agreement or the rights of the Agent with respect to any of the Collateral,

PROVIDED, that with respect to the Assigned Agreements and all matters incidental thereto, each of the Grantors hereby irrevocably appoints the Agent such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Agent's discretion, to take any action and to execute any instrument that the Agent may deem necessary or advisable to accomplish the purposes of this Agreement including, without limitation (x) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral, (y) to receive, indorse and collect any drafts or other instruments, chattel paper and documents in connection with Section 16(x) above, and (z) to file any claims, to take any action or to institute any proceedings that the Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce compliance with the terms and conditions of any Assigned Agreement or the rights of the Agent with respect to any of the Collateral.

              SECTION 17. AGENT MAY PERFORM. If any of the Grantors fails to perform any agreement contained herein, the Agent may, as the Agent deems reasonably necessary to protect the Secured Parties' security interest in the Collateral or the value thereof, but without any obligation to do so and without further notice, itself perform, or cause performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be payable by such Grantor under Section 20(b).

              SECTION 18. THE AGENT'S DUTIES. The powers conferred on the Agent hereunder are solely to protect its and the other Secured Parties' interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Security Collateral, whether or not the Agent or any other Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Agent accords its own property. Anything contained herein to the contrary notwithstanding, the Agent may from time to time, when the Agent deems it to be necessary, appoint one or more subagents (each a "SUBAGENT") for the Agent hereunder with respect to all or any part of the Collateral. In the event that the Agent so appoints any Subagent with respect to any Collateral, (1) the assignment and pledge of such Collateral and the security interest granted in such Collateral by each Grantor hereunder shall be deemed for purposes of this Agreement to have been made to such Subagent for the ratable benefit of the Secured Parties, as security for the Secured Obligations of such Grantor, (2) such Subagent shall automatically be vested with all rights, powers, privileges, interests and remedies of the Agent hereunder with respect to such Collateral and (3) the term "Agent," when used herein in relation to any rights, powers, privileges, interests and remedies of the Agent with respect to such Collateral, shall include such Subagent; PROVIDED, HOWEVER, that no such Subagent shall be authorized to take any action with respect to any such Collateral unless and except to the extent expressly authorized in writing by the Agent.

              SECTION 19. REMEDIES. If any Event of Default shall have occurred and be continuing:

              (a) The Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the N.Y. Uniform Commercial Code (whether or not the N.Y. Uniform Commercial Code applies to the affected Collateral), and also may
       (i) require any of the Grantors to, and each of the Grantors hereby agrees that it shall at its own expense and upon request of the Agent forthwith, assemble all or part of the Collateral as directed by the Agent and make it available to the Agent at a place and time to be designated by the Agent that is reasonably convenient to both parties,
       (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale or at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable, and (iii) occupy any premises owned or leased by any of the Grantors where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to such Grantor in respect of such occupation. Each of the Grantors agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to the applicable Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

              (b) Any cash held by or on behalf of the Agent and all cash proceeds received by or on behalf of the Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Agent, be held by or on behalf of the Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Agent pursuant to Section 20) in whole or in part by the Agent for its benefit and the ratable benefit of the other Secured Parties against, all or any part of the Secured Obligations in such order as the Agent shall elect. Any surplus of such cash or cash proceeds held by or on behalf of the Agent and remaining after payment in full of all of the Secured Obligations shall be paid over to the applicable Grantor or to whomsoever may be lawfully entitled to receive such surplus.

              (c) The Agent may exercise any and all rights and remedies of any Grantor under or in connection with the Assigned Agreements or otherwise in respect of the Collateral, including, without limitation, any and all rights of such Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, any Assigned Agreement.

              (d) All payments received by any of the applicable Grantors under or in connection with any Assigned Agreement or otherwise in respect of the Collateral shall be received in trust for the benefit of the Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Agent in the same form as so received (with any necessary indorsement or assignment).

              (e) The Agent may, without notice to any of the Grantors, except as required by law, and at any time or from time to time, charge, set off and otherwise apply all or any part of the Secured Obligations against the Blocked Accounts, or any part thereof.

              (f) In the event of any sale, assignment or other disposition of any of the Intellectual Property Collateral, the goodwill of the business connected with and symbolized by any of the Intellectual Property Collateral subject to such disposition shall be included, and such Grantor shall supply the Agent or its designee with such Grantor's know-how and expertise, and with documents and things embodying the same relating to any of the Intellectual Property Collateral, subject to such sale, assignment or other disposition, and such Grantor's customer lists and other records and documents relating to such Intellectual Property Collateral.

              SECTION 20. INDEMNITY AND EXPENSES. (a) Each of the Grantors agrees to defend, protect, indemnify and hold harmless the Agent, each of the Secured Parties and each of their respective officers, directors, employees, agents and advisors (each an "INDEMNIFIED PARTY") from and against any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and reasonable expenses of counsel) arising out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except to the extent that such claims, losses or liabilities are found in a final judgment of a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct.

              (b) Each of the Grantors will upon demand pay to the Agent the amount of any and all expenses (including, without limitation, the reasonable fees and expenses of its counsel and of any experts and agents) that the Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral of such Grantor, (iii) the exercise or enforcement of any of the rights of the Agent or any other Secured Party against such Grantor or (iv) the failure by any of the Grantors to perform or observe any of the provisions hereof.

              SECTION 21. AMENDMENTS; WAIVERS; ETC. (a) No amendment or waiver of any provision of this Agreement, and no consent to any departure by any of the Grantors herefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

              (b) No failure on the part of the Agent to exercise, and no delay in exercising, any right, power or privilege hereunder shall operate as a waiver thereof or consent thereto; nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

              (c) Upon the execution and delivery by any Person of a security agreement supplement in substantially the form of Exhibit C hereto (each a "SECURITY AGREEMENT SUPPLEMENT"), (i) such Person shall be referred to as an "Additional Grantor" and shall be and become a Grantor, and each reference in this Agreement to "Grantor" shall also mean and be a reference to such Additional Grantor and (ii) the Schedules attached to each Security Agreement Supplement shall be incorporated into and become a part of and supplement Schedules I through VI hereto, and the Agent may attach such Schedules as supplements to such Schedules, and each reference to such Schedules shall mean and be a reference to such Schedules, as supplemented pursuant hereto.

              (c) Delivery by telecopies of an executed counterpart of any amendment or waiver of any provision of this Agreement or of any Supplement or Schedule hereto shall be effective as delivery of a manually executed counterpart thereof.

              SECTION 22. ADDRESSES FOR NOTICES. All notices and other communications provided for hereunder shall be in writing (including telecopier, telegraphic or telex communication) and mailed, telecopied, telegraphed, telexed, cabled or delivered, addressed to the party at its address specified in the Credit Agreement, or as to either the Borrower or the Agent, at such other address as shall be designated by such party in a written notice to the other parties and, as to each other party, at such other address as shall be designated by such party in a written notice to the Borrowers and the Agent.
All such notices and other communications shall, when mailed, telecopied, telegraphed or telexed, be effective when deposited in the mails, delivered to the telegraph company, transmitted by telecopier or confirmed by telex answerback, respectively, except that notices and communications to the Agent shall not be effective until received by the Agent.

              SECTION 23. CONTINUING SECURITY INTEREST; ASSIGNMENTS UNDER THE CREDIT AGREEMENT. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the latest of the payment in full in cash of the Secured Obligations (other than contingent obligations expressed to survive the termination of the Credit Agreement or any other Loan Document), the Termination Date and the termination or expiration of all Secured Hedge Agreements, (b) be binding upon each of the Grantors and each of their respective successors and assigns and (c) inure, together with the rights and remedies of the Agent hereunder, to the benefit of the Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Lender Party may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitment, the Advances owing to it and any Note or Notes held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender Party herein or otherwise, in each case as provided in Section 8.07 of the Credit Agreement.

              SECTION 24. RELEASE AND TERMINATION. (a) Upon any sale, lease, transfer or other disposition of any item of Collateral in accordance with the terms of the Loan Documents (other than sales of Inventory in the ordinary course of business which shall automatically be released upon such sale), the Agent shall, at the applicable Grantor's expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted hereby; PROVIDED, HOWEVER, that (i) at the time of such request and such release, no Default shall have occurred and be continuing, (ii) such Grantor shall have delivered to the Agent, at least ten Business Days prior to the date of the proposed release, a written request for release describing the item of Collateral to the extent required by the Credit Agreement and the terms of the sale, lease, transfer or other disposition in reasonable detail (including, without limitation, the price thereof and any expenses in connection therewith), and a certification by such Grantor to the effect that the transaction is in compliance with the Loan Documents and as to such other matters as the Agent may reasonably request, (iii) to the extent that the proceeds of any such sale, lease or transfer or other disposition are required to be applied in accordance with Section 2.06 of the Credit Agreement, such proceeds shall be paid to, or in accordance with the instructions of, the Agent at the closing thereof and (iv) the Agent shall have approved such sale, lease, transfer or other disposition in writing, except if such sale, lease, transfer or other disposition is permitted under the Credit Agreement.

              (b) Upon the latest of the payment in full of the Secured Obligations (other than contingent obligations expressed to survive the termination of the Credit Agreement or any other Loan Document), the Termination Date and the termination or expiration of all Secured Hedge Agreements, the pledge, assignment and security interest granted hereby shall terminate and all rights to the Collateral shall revert to the applicable Grantor. Upon any such termination, the Agent shall, at the applicable Grantor's expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

              (c) If all of the capital stock (or other equity interests) of one or more Grantor is sold or otherwise disposed of (except to the Borrower or any of its Subsidiaries) or liquidated in compliance with the requirements of the Credit Agreement (or such sale or other disposition or liquidation has been approved in writing by the Required Lenders) and the proceeds of such sale, disposition or liquidation are applied in accordance with the provisions of the Credit Agreement, such Grantor shall be released from this Agreement and this Agreement shall, as to each such Grantor or Grantors, automatically and completely terminate, have no further force or effect and be forever discharged (it being understood and agreed that the sale of one or more Persons that own, directly or indirectly, all of the capital stock (or other equity interests) of any Grantor shall be deemed to be a sale of such Grantor for purposes of this
Section 24(c)). In such event, the Agent shall, at the applicable Grantor's expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to release from the assignment and security interest granted hereby the items of Collateral pledged and assigned by such Grantor.

              SECTION 25. THE MORTGAGES. In the event that any of the Collateral hereunder is also subject to a valid and enforceable Lien under the terms of any Mortgage and the terms of such Mortgage are inconsistent with the terms of this Agreement, then, with respect to such Collateral, the terms of such Mortgage shall be controlling in the case of fixtures and leases, letting and licenses of, and contracts and agreements relating to, the lease of real property, and the terms of this Agreement shall be controlling in the case of all other Collateral.

              SECTION 26. ANNUAL COLLATERAL AUDIT. Each Grantor agrees that, at the expense of such Grantor, the Agent may conduct an appraisal and valuation of all the Collateral of such Grantor not more frequently than once in any Fiscal Year.

              SECTION 27. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of New York.

              SECTION 28. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

              IN WITNESS WHEREOF, each of the Grantors has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                              INTERNATIONAL RECTIFIER CORPORATION



                              By________________________
                                  Name:
                                  Title:
                                  Address:


                              IR INTERNATIONAL HOLDINGS, INC.


                              By________________________
                                   Name:
                                   Title:


                              IR INTERNATIONAL HOLDINGS CHINA, INC.


                              By_________________________
                                   Name:
                                   Title:


                              INTERNATIONAL RECTIFIER
                              CORPORATION, FLORIDA


                              By_________________________
                                   Name:
                                   Title:


                              INTERNATIONAL RECTIFIER
                              CORPORATION, PENNSYLVANIA

                              By_________________________
                                   Name:
                                   Title:


                              INTERNATIONAL RECTIFIER
                              CORPORATION, NORTH CAROLINA


                              By_________________________
                                   Name:
                                   Title:


                              INTERNATIONAL RECTIFIER
                              CORPORATION, ILLINOIS


                              By_________________________
                                   Name:
                                   Title:


                              MOSFET, INC.


                              By_________________________
                                   Name:
                                   Title:

                              INTERNATIONAL RECTIFIER
                              CORPORATION, WISCONSIN


                              By_________________________
                                   Name:
                                   Title:


                              R LABCO, INC.


                              By_________________________
                                   Name:
                                   Title:


                              U.S. TRANSISTORS, INC.


                              By_________________________
                                   Name:
                                   Title:

                                     SCHEDULE I
                                         to
                                 Security Agreement


                                   Pledged Shares

                                       PART A




----------------------------------------------------------------------------------------------------------------------------
                                    CLASS OF                          STOCK            NUMBER             PERCENTAGE OF
 GRANTOR           ISSUER             STOCK          PAR           CERTIFICATE        OF SHARES            ISSUED AND
 -------           ------             -----         VALUE             NUMBER          ---------            OUTSTANDING
                                                    -----          -----------                           SHARES OF ISSUER
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------


                                Pledged Indebtedness

                                       PART B

----------------------------------------------------------------------------------------------------------------------------
  GRANTOR               ISSUER              DESCRIPTION OF DEBT             FINAL MATURITY               OUTSTANDING
  -------               ------              -------------------             --------------             PRINCIPAL AMOUNT
                                                                                                       ----------------
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

                           Pledged Security Entitlements

                                       PART C



                            Pledged Commodity Contracts

                                       PART D

                                    SCHEDULE II
                                         to
                                 Security Agreement

                                ASSIGNED AGREEMENTS

                                    SCHEDULE III
                                         to
                                 Security Agreement

                        LOCATIONS OF EQUIPMENT AND INVENTORY

                                    SCHEDULE IV
                                         to
                                 Security Agreement

                               INTELLECTUAL PROPERTY




                                     Copyrights

                                       PART A



                             Trademarks and Trade Names

                                       PART B



                                      Patents

                                       PART C

                                     SCHEDULE V
                                         to
                                 Security Agreement

                                  DEPOSIT ACCOUNTS

                                    SCHEDULE VI

                                      LICENSES

                                    EXHIBIT A-1
                                         to
                                 Security Agreement



                               BLOCKED ACCOUNT LETTER


July 1, 1999


[Blocked Account Bank Address]

Attn:  [          ]


                                 [NAME OF GRANTOR]

Ladies and Gentlemen:

              Reference is made to the deposit accounts listed on the attached Schedule I into which certain monies, instruments and other properties are deposited from time to time (the "ACCOUNTS") maintained with
you by [Name of Grantor], a [               ]  corporation (the "COMPANY").
Pursuant to a Security Agreement dated as of July 1, 1999 (the "SECURITY AGREEMENT"), the Company has granted to Banque Nationale de Paris, as agent (the "AGENT") for the Secured Parties referred to in the Credit Agreement dated as of July 1, 1999 (the "CREDIT AGREEMENT") with [the Company] [International Rectifier Corporation], a security interest in certain property of the Company, including, among other things, the following (the "ACCOUNT COLLATERAL"): the Accounts, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing the Accounts, all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral and all proceeds of any and all of the foregoing Account Collateral and, to the extent not otherwise included, all (i) payments under insurance (whether or not the Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Account Collateral and (ii) cash. It is a condition to the continued maintenance of the Accounts with you that you agree to this letter agreement.

              By signing this letter agreement, you acknowledge notice of the Security Agreement and confirm to the Agent that you have received no notice of any other pledge or assignment of the Accounts. Further, you hereby agree with the Agent that:
              (a) Notwithstanding anything to the contrary in any other agreement relating to the Accounts, the Accounts are and will be subject to the terms and conditions of the Security Agreement.

              (b) Upon the written request of the Agent to you, which request shall specify that an "Event of Default" under the Credit Agreement has occurred and is continuing (which writing may be by telex or telecopy and upon which you may conclusively rely, absent manifest error), you shall immediately transfer (at the cost and expense of the Company) subject to your usual deposit terms, all funds then or thereafter deposited in the Accounts by wire transfer into the Agent's Account at the [ Federal Reserve Bank of New York, 33 Liberty Street, New York, NY, 10048, ABA No.026007689, for further credit to Account No.750420-701-03 ].

              (c) From and after the date that the Agent shall have sent to you a written notice (which writing may be by telex or telecopy and upon which you may conclusively rely, absent manifest error) that an "Event of Default" under the Credit Agreement has occurred and until the date, if any, that the Agent shall have advised you in writing (which writing may be by telex or telecopy and upon which you may conclusively rely, absent manifest error) that no Event of Default is continuing (the Period between such notices being the "DEFAULT PERIOD"), you shall not honor any withdrawal or transfer from, or any check, draft or other item of payment on, the Accounts, other than any withdrawal, transfer, check, draft or other item made in writing by the Agent or bearing the written consent of the Agent, and, to the extent of collected funds in the Accounts, you shall honor each such withdrawal, transfer, check, draft or other item made in writing by the Agent or bearing the written consent of the Agent. Notwithstanding anything to the contrary contained herein, at all times other than during any Default Period, the Company shall have the sole and absolute right to withdraw, transfer or issue other instructions with respect to funds deposited in the accounts and you agree to honor any withdrawal, transfer, check, draft or other item made by the Company in conformity with your usual operating procedures for the handling of such items.

              (d) You will follow your usual operating procedures for the handling of the Accounts, including any remittance received in the Accounts that contains restrictive endorsements, irregularities (such as a variance between the written and numerical amounts), undated or postdated items, missing signatures, incorrect payees, etc.

              (e) You shall furnish to the Agent, promptly upon the written request of the Agent in each instance, all information regarding the Accounts, to the extent the same is provided to the Company, for the period of time specified in such written notice, and the Company hereby authorizes you to furnish same.

              (f) You agree that you will not make, and you hereby waive all of your rights to make, any charge, debit or offset to the Accounts for any reason whatsoever, and waive any and all liens, whether contractual or provided under law, which you may have or hereafter acquire on the Accounts or funds therein, in each case, other than any charge, offset, debit, lien or deposited checks returned in respect of your customary service charges relating to the Accounts.

              (g) All service charges and fees with respect to the Accounts shall be payable by the Company by debiting the account.

              (h) After the giving of notice referred to in paragraphs (b) and (c) above, the Agent shall be entitled to exercise any and all rights of the Company in respect of the Accounts, and the undersigned shall comply in all respects with such exercise.

              This letter agreement shall be binding upon you and your successors and assigns and shall inure to the benefit of the Agent, the other Secured Parties and their successors, transferees and assigns. You may terminate this letter agreement only upon thirty days' prior written notice to the Company and the Agent. Upon such termination you shall close the Accounts and transfer all funds in the Accounts to the Agent's Account specified in paragraph (b) above.


              [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

              This letter agreement shall be governed by and construed in accordance with the laws of the State of New York.

                                   Very truly yours,

                                   [NAME OF GRANTOR]

                                   By
                                     ------------
                                      Name:
                                      Title:


                                   BANQUE NATIONALE DE PARIS,
                                   as Agent


                                   By
                                     ------------
                                      Name:
                                      Title:


                                   By
                                     ------------
                                      Name:
                                      Title:


Acknowledged and agreed to as of
the date first above written:

[BLOCKED ACCOUNT BANK NAME]


By
  ---------------------------------
     Name:
                                          Title:

                                     SCHEDULE I
                                         to
                               BLOCKED ACCOUNT LETTER

                                    EXHIBIT A-2
                                         to
                                 Security Agreement


                              BLOCKED ACCOUNT LETTER
                                    [CALIFORNIA]



[                 ] Bank
[Address]

Attention:


                                             July 1, 1999

                                 [NAME OF GRANTOR]

Ladies and Gentlemen:

          You are hereby notified that Banque Nationale de Paris ("BNP"), as Agent, under the Security Agreement dated July 1, 1999 made between [Name of
Grantor], a [                ] corporation and BNP, has acquired a security
interest in [account no. ___-________][the accounts listed on the attached schedule].

                                        Very truly yours

                                        Banque Nationale de Paris
                                        as Agent


                                        By
                                          ------------
                                           Name:
                                           Title:

                                     SCHEDULE I
                                        to
                             THE BLOCKED ACCOUNT LETTER



BANK                                    ACCOUNT NO.

[                 ]  Bank


                                 [NAME OF GRANTOR]

                                Ladies and Gentlemen:

                                     EXHIBIT B
                                         to
                                 Security Agreement


                           FORM OF CONSENT AND AGREEMENT

              The undersigned hereby acknowledges notice of, and consents to the terms and provisions of, the Security Agreement dated July 1, 1999 (as amended, supplemented or otherwise modified, the "SECURITY AGREEMENT"; unless otherwise defined herein, terms defined therein are used herein as therein defined) from International Rectifier Corporation, a Delaware corporation (the "BORROWER"), and the other Grantors party thereto to Banque Nationale de Paris ("BNP"), as agent (together with any successor agent thereto, the "AGENT") for the Lenders, the Issuing Bank and the Hedge Banks, and hereby agrees with the Agent that:

              1. The undersigned hereby acknowledges and agrees that the execution and delivery [(i)] of this Consent and Agreement is a material inducement to the willingness of the Lenders to make Advances under the Credit Agreement, the Issuing Bank to issue Letters of Credit under the Credit Agreement and the Hedge Banks to enter into the arrangements permitted by Section 5.02(b)(i)(C) of the Credit Agreement and (ii) repeats and reaffirms for the benefit of the Agent, the Lenders, the Issuing Bank and the Hedge Banks the representations and warranties made in the Assigned Agreement.

              2. The undersigned will make, upon the occurrence and during the continuance of any Event of Default (unless otherwise required to be paid to the Lenders under the Credit Agreement), all payments to be made
       by it under or in connection with the             Agreement dated
              ,      (as amended, supplemented or otherwise modified, the
       "ASSIGNED AGREEMENT") between the undersigned and the Grantor in accordance with the instructions of the Agent.

              3. All payments referred to in paragraph 2 above shall be made by the undersigned irrespective of, and without deduction for, any counterclaim, defense, recoupment or setoff and shall be final, and the undersigned will not seek to recover from the Agent, any Lender, the Issuing Bank or any Hedge Bank for any reason any such payment once made.

              4. The Agent shall be entitled to exercise any and all rights and remedies of the Grantor under the Assigned Agreement in accordance with the terms of the Security Agreement, and the undersigned shall comply in all respects with such exercise.

              5. The undersigned will not, without the prior written consent of the Agent, (i) cancel or terminate the Assigned Agreement or consent to or accept any cancellation or termination thereof or (ii) amend or otherwise modify the Assigned Agreement in any manner.

              6. Any notices to the Agent pursuant hereto shall be in writing and shall be delivered to:

                     Banque Nationale de Paris, as Agent
                     499 Park Avenue
                     New York, New York 10022
                     Attention: Kimberly Williams
                     Telecopier: (212) 415-9805

              7. This Consent and Agreement constitutes the entire agreement of the parties hereto in respect of the subject matter hereof and may not be amended, supplemented or otherwise modified without the written agreement of the parties hereto.

              This Consent and Agreement shall be binding upon the undersigned and its successors and assigns, and shall inure, together with the rights and remedies of the Agent hereunder, to the benefit of, and enforceable by, the Issuing Bank, the Lenders, the Hedge Banks and their respective successors, transferees and assigns. This Consent and Agreement shall be governed by and construed in accordance with the laws of the State of New York.

              IN WITNESS WHEREOF, the undersigned has duly executed this Consent and Agreement as of the date set opposite its name below.


Dated:               ,                 [NAME OF OBLIGOR]


                                       By
                                          ------------------------------------
Name:
Title:

                                     EXHIBIT C
                                         to
Security Agreement

                       FORM OF SECURITY AGREEMENT SUPPLEMENT




                                                                    , 1999
                                                         -----------

Banque National de Paris, as Agent
725 South Figueroa Street, Suite 2090
Los Angeles, California 90017

Attention: Tjalling Terpstra


                       Security Agreement dated July 1, 1999
      made by International Rectifier Corporation and the Collateral Grantors
                NAMED THEREIN TO BANQUE NATIONAL DE PARIS, AS AGENT

Ladies and Gentlemen:

              Reference is made to the above-captioned Security Agreement (as amended, supplemented or otherwise modified, the "SECURITY AGREEMENT"). Unless otherwise defined herein, terms defined in the Security Agreement are used herein as therein defined.

              The undersigned hereby agrees, as of the date first above written, to become a Collateral Grantor under the Security Agreement as if it were an original party thereto and agrees that each reference in the Security Agreement to a "Collateral Grantor" or "Grantor" shall also mean and be a reference to the undersigned.

              The undersigned hereby assigns and pledges to the Agent for its benefit and the ratable benefit of the Agent, the Lenders, the Issuing Bank and the Hedge Banks and hereby grants to the Agent for its benefit and the ratable benefit of the Agent, the Lenders, the Issuing Bank and the Hedge Banks as collateral for the Secured Obligations a pledge and assignment of, and a security interest in, all of the right, title and interest of the undersigned in and to its Collateral, whether now owned or hereafter acquired, in accordance with the Security Agreement.

              The undersigned has attached hereto supplements to Schedules I through V to the Security Agreement, and the undersigned hereby certifies that such supplements have been prepared by the undersigned in substantially the form of the Schedules to the Security Agreement and are accurate and complete as of the date first above written.

              The undersigned hereby makes each representation and warranty set forth in Section 9 of the Security Agreement as to itself and as to its Collateral to the same extent as each other Collateral Grantor and hereby agrees to be bound as a Collateral Grantor by all of the terms and provisions of the Security Agreement to the same extent as all other Collateral Grantors.

              This letter shall be governed by and construed in accordance with the laws of the State of New York.


                                       Very truly yours,

                                       [NAME OF ADDITIONAL
                                          COLLATERAL GRANTOR]


                                       By
                                          -------------------------------------
Name:
Title:
Address:

                                    EXHIBIT D-1
                                         to
                                 Security Agreement



              This COLLATERAL ASSIGNMENT OF SECURITY INTEREST dated _________, ____ is made by [International Rectifier Corporation, a Delaware corporation, having a principal place of business at 233 Kansas Street, El
Segundo, California 90245] [                     ] (the "GRANTOR"), in favor
of Banque Nationale de Paris, having a place of business at 725 South Figueroa Street, Suite 2090, Los Angeles, California 90017, as the agent (together with any successor thereto appointed pursuant to Article VII of the Credit Agreement referred to below, the "GRANTEE") for the Secured Parties (as defined in the Credit Agreement referred to below).

       Grantor is party to a Credit Agreement dated as of July 1, 1999 (as amended, supplemented or otherwise modified from time to time, and together with all exhibits, schedules, documents, and instruments ancillary thereto, the "CREDIT AGREEMENT") with the financial institutions party thereto from time to time and the Grantee, as agent. Capitalized terms not otherwise defined herein shall have the same meanings as specified therefor in the Credit Agreement or the Security Agreement referred to below.

       In connection with the Credit Agreement, the Grantor entered into a Security Agreement dated July 1, 1999 (as amended, supplemented or otherwise modified hereafter from time to time, the "SECURITY AGREEMENT") with the other grantors party thereto in favor of the Grantee, pursuant to which the Grantor has granted to the Grantee for its benefit and the ratable benefit of the other Secured Parties a security interest in, inter alia, all of the Grantor's rights, title, and interest in and to trademarks and trademark applications and registrations therefor whether then owned or thereafter acquired or created, including, without limitation, the trademarks and trademark applications and registrations therefor listed on SCHEDULE A hereto (the "TRADEMARKS").

       The parties desire to record the Grantor's grant of the security interest in the Trademarks to the Grantee with the United States Patent & Trademark Office.

       NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor hereby agrees as follows:

       SECTION 1. GRANT. Grantor hereby grants to Grantee for its benefit and the ratable benefit of the other Secured Parties, a security interest in and to all of the Grantor's right, title and interest in and to the following:

       (i) the Trademarks (but excluding any United States Intent to Use trademark application prior to the filing and acceptance of a Statement of Use or an Amendment to Allege Use in connection therewith to the extent that a valid security interest may not be taken in such an Intent to Use trademark application under applicable law), together with any and all extensions and renewals thereof;

       (ii) any and all claims for damages for past, present , and future infringement, misappropriation, or breach with respect to the Trademarks, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

       (iii) any and all proceeds of the foregoing.

       SECTION 2. RECORDATION. The parties authorize and request that the Commissioner of Patents and Trademarks and any other applicable government officer record this Intellectual Property Transfer Agreement.

       SECTION 3. CONFLICT. In the event that any term of this Agreement does or may conflict with the terms of the Technology Transfer Agreement, the terms of the Technology Transfer Agreement shall prevail.

       SECTION 4. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

       IN WITNESS WHEREOF, the Grantor has caused this Collateral Assignment of Security Interest to be duly executed and delivered by its officer thereunto duly authorized, as of the date first written above.

       [NAMEF GRANTOR]


                                                 By  ________
                                                     Name:
                                                     Title:

                             SCHEDULE A TO EXHIBIT D-1


                                     TRADEMARKS

                                    EXHIBIT D-2
                                         to
                                 Security Agreement
              This COLLATERAL ASSIGNMENT OF SECURITY INTEREST dated _________, ____ is made by [International Rectifier Corporation, a Delaware corporation, having a principal place of business at 233 Kansas Street, El Segundo,
California 90245] [                                              ] (the
"GRANTOR"), in favor of Banque Nationale de Paris, having a place of business at 725 South Figueroa Street, Suite 2090, Los Angeles, California 90017, as the agent (together with any successor thereto appointed pursuant to Article VII of the Credit Agreement referred to below, the "GRANTEE") for the Secured Parties (as defined in the Credit Agreement referred to below).

       Grantor is party to a Credit Agreement dated as of July 1, 1999 (as amended, supplemented or otherwise modified from time to time, and together with all exhibits, schedules, documents, and instruments ancillary thereto, the "CREDIT AGREEMENT") with the financial institutions party thereto from time to time and the Grantee, as agent. Capitalized terms not otherwise defined herein shall have the same meanings as specified therefor in the Credit Agreement or the Security Agreement referred to below.

       In connection with the Credit Agreement, the Grantor entered into a Security Agreement dated July 1, 1999 (as amended, supplemented or otherwise modified hereafter from time to time, the "SECURITY AGREEMENT") with the other grantors party thereto in favor of the Grantee, pursuant to which the Grantor has granted to the Grantee for its benefit and the ratable benefit of the other Secured Parties a security interest in, inter alia, all of the Grantor's rights, title, and interest in and to inventions and patents and patent applications therefor whether then owned or thereafter acquired or created, including, without limitation, the inventions and patents and patent applications therefor listed on SCHEDULE A hereto (the "PATENTS").

       The parties desire to record the Grantor's grant of the security interest in the Patents to the Grantee with the United States Patent & Trademark Office.

       NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor hereby agrees as follows:

       SECTION 1. GRANT. Grantor hereby grants to Grantee for its benefit and the ratable benefit of the other Secured Parties, a security interest in and to all of the Grantor's right, title and interest in and to the following:

       (i) The Patents, together with all reissues, divisions, continuations, continuations-in-part, extensions and reexaminations thereof, and all rights therein provided by international treaties or conventions;

       (ii) any and all claims for damages for past, present , and future infringement, misappropriation, or breach with respect to the Patents, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

                   (iii) any and all proceeds of the foregoing.

       SECTION 2. RECORDATION. The parties authorize and request that the Commissioner of Patents and Trademarks and any other applicable government officer record this Intellectual Property Transfer Agreement.

       SECTION 3. CONFLICT. In the event that any term of this Agreement does or may conflict with the terms of the Technology Transfer Agreement, the terms of the Technology Transfer Agreement shall prevail.

       SECTION 4. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

       IN WITNESS WHEREOF, the Grantor has caused this Collateral Assignment of Security Interest to be duly executed and delivered by its officer thereunto duly authorized, as of the date first written above.



                                   [NAME OF GRANTOR]


                                                      By ______
                                                         Name:
                                                         Title:

                      SCHEDULE A TO EXHIBIT D-2


                                                                      PATENTS

                                                        EXHIBIT D TO

CREDIT AGREEMENT







                            FORM OF SECURITY AGREEMENT

                                 Dated July 1, 1999

                                        From

                             THE GRANTORS NAMED HEREIN,

                                    AS GRANTORS,

                                         to

                             BANQUE NATIONALE DE PARIS,

                                      AS AGENT

                                 TABLE OF CONTENTS

     Page


SECTION 1.     Grant of Security   2

SECTION 2.     Security for Obligations 7

SECTION 3.     Grantor Remains Liable   8

SECTION 4. Delivery and Control of Security Collateral, Account Collateral and Agreement Collateral 8

SECTION 5.     Maintaining the Blocked Accounts   9

SECTION 6.     Release of Amounts. 10

SECTION 7.     Representations and Warranties     10

SECTION 8.     Further Assurances  14

SECTION 9.     As to Equipment and Inventory 15

SECTION 10.    As to the Intellectual Property Collateral   16

SECTION 11.    Insurance 18

SECTION 12.    As to Receivables and Related Contracts 19

SECTION 13.    Voting Rights; Dividends; Etc.     20

SECTION 14.    As to the Assigned Agreements.     21

SECTION 15.    Transfers and Other Liens; Additional Shares 22

SECTION 16.    Agent Appointed Attorney-in-Fact   23

SECTION 17.    Agent May Perform   24

SECTION 18.    The Agent's Duties  24

SECTION 19.    Remedies  25




SECTION 20.    Indemnity and Expenses   26

SECTION 21.    Amendments; Waivers; Etc.   27

SECTION 22.    Addresses for Notices  27

SECTION 23.    Continuing Security Interest; Assignments Under the Credit
     Agreement 27

SECTION 24.    Release and Termination  28

SECTION 25.    The Mortgages  29

SECTION 26.    Annual Collateral Audit  29

SECTION 27.    Governing Law  29

SECTION 28.    Execution in Counterparts   29

                             SCHEDULES


Schedule I     -    Pledged Shares and Pledged Indebtedness
Schedule II    -    Assigned Agreements
Schedule III   -    Locations of Equipment and Inventory
Schedule IV    -    Trade Names
Schedule V     -    Deposit Accounts

                                EXHIBITS

Exhibit A-1    -    Form of Blocked Account Letter
Exhibit A-2    -    Form of Blocked Account Letter [California]
Exhibit B      -    Form of Consent and Agreement
Exhibit C      -    Form of U.S. Security Agreement Supplement
Exhibit D-1    -    Collateral Assignment of Security Interest in
                      Trademarks-Short Form
Exhibit D-2    -    Collateral Assignment of Security Interest in Patents-Short Form

EXECUTION COPY







                                 SECURITY AGREEMENT

                                 Dated July 1, 1999

                                        From

                             THE GRANTORS NAMED HEREIN,

                                     AS GRANTORS,

                                          to

                              BANQUE NATIONALE DE PARIS,

                                       AS AGENT